GE INVESTMENTS FUNDS, INC.

Supplement Dated July 30, 2004

To Prospectus Dated May 1, 2004 and

Statement of Additional Information dated May 1, 2004

Effective August 31, 2004, the name of the GE Investments Mid-Cap Value Equity Fund will be changed to GE Investments Mid-Cap Equity Fund. Accordingly, all references in the Prospectus and Statement of Additional Information (SAI) to the “Mid-Cap Value Equity Fund” will be changed to “Mid-Cap Equity Fund”. At the same time, Diane M. Wehner will assume responsibility as the portfolio manager for the GE Investments Mid-Cap Equity Fund. In addition, the Russell MidCap Index will replace the Russell MidCap Value Index as the benchmark used to measure the fund’s performance.

At that time, the following changes to the Prospectus will also be effective.

1) Page 12 of the Prospectus will be deleted and replaced in its entirety with the following language:

The Strategy

The Mid-Cap Equity Fund (formerly named the Mid-Cap Value Equity Fund) invests at least 80% of its net assets in equity securities of mid-cap companies under normal market conditions. The Fund invests primarily in mid-cap companies that the portfolio manager believes are undervalued by the market and have above-average growth potential. The Fund defines a mid-cap company as one with a market capitalization range of the Russell MidCap Index or $13 billion in market capitalization, whichever of the two upper capitalization limits is greater. As of December 31, 2003, the market capitalization of companies in the Russell MidCap Index ranged from $69.7 million to $14.2 billion. The portfolio manager will not sell a stock merely because the market capitalization of a company in the portfolio moves outside of the capitalization range. Stock selection is key to the performance of the Fund.

The portfolio manager seeks to identify companies with characteristics such as:

•	above-average revenue and earnings growth

•	attractive products or services

•	financial strength

•	strong competitive positions within their industries

•	high quality management focused on generating shareholder value

•	reasonable valuation

The Fund also seeks to identify undervalued companies where a catalyst exists to recognize value or improve a company’s profitability. Examples of these catalysts are:

•	new management

•	industry consolidation

•	changes in the company’s fundamentals

The Fund may also invest to a lesser extent in foreign securities, and debt securities. The portfolio manager may use various investment techniques to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Fund’s 80% investment policy may be changed by the Directors on 60 days’ notice to shareholders.

The Risks

The principal risks of investing in the Fund are stock market risk and style risk (mid-cap company risk). To the extent that the portfolio manager invests in foreign securities, debt securities or initial public offerings of equity securities, the Fund would be subject to foreign exposure risk, interest rate risk, credit risk and initial public offering risk. The Fund may invest in derivative instruments which carry derivative instruments risk.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies and Risks” later in this Prospectus.

2) The third paragraph appearing under “Equity Funds – Mid-Cap Value Equity Fund” on page 13 of the Prospectus is hereby deleted and replaced with the following language:

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the Russell MidCap Value Index (the benchmark index through August 31, 2004) and the Russell MidCap Index (the benchmark index beginning September 1, 2004). The benchmark for the Fund changed on September 1, 2004 to correspond to the new investment strategy implemented at the same time. The table presents Fund returns net of Fund expenses. It assumes that you redeem your investment in the Fund at the end of each period.

And, in connection with the foregoing paragraph, the following line is inserted at the end of the table entitled “Average Annual Total Returns”:

	1 Year	5 Years	Since Inception
Russell MidCap Index[3]	40.06%	7.23%	10.79%

[3]	The returns of the Russell MidCap Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower. Since Inception returns for the Russell MidCap Index are calculated from the month end nearest the Fund’s inception date.

3) The following definition is added after “Russell 2000 Index” appearing under “More on Investment Strategies and Risks – Important Definitions” on page 43 of the:

Russell MidCap Index is a market capitalization weighted index of the smallest 800 companies included in the Russell 1000 Index. The Russell 1000 Index comprises the 1,000 largest U.S. domiciled companies.

4) The biographical information for Ralph E. Whitman appearing on page 56 of the Prospectus will be deleted and replaced in its entirety with the following language:

Diane M. Wehner is a Vice President of GE Asset Management and portfolio manager of the Mid-Cap Equity Fund. She has served in this capacity since September 1, 2004. Before joining GE Asset Management, Ms. Wehner was a Vice President and Senior Portfolio Manager from January 1997 to June 2001, and associate portfolio manager from May 1995 to January 1997, with Benefit Capital Management Corporation. Ms. Wehner has served as an analyst/portfolio manager in the investment management industry since 1985.

Effective immediately, the following additional change will be made to the Prospectus. The biographical information relating to Frederick Goetze of Seneca Capital Management (Seneca), the sub-adviser to the GE Investments Real Estate Securities Fund, appearing under “About the Investment Adviser – About the Sub-Advisers” on page 59 of the Prospectus, will be deleted and replaced in its entirety with the following language:

Michael P. White is an Equity Analyst covering finance and interest rate sensitive companies as well as healthcare companies, and is a Principal for Seneca. Mr. White has served as an Equity Analyst since February 1998. Mr. White also serves as the Co-Portfolio Manager for the Phoenix-Seneca Equity Income Fund. Prior to joining Seneca, Mr. White was an equity analyst for Husic Capital Management from October 1994 to January 1998. Mr. White earned an MBA from the University of Southern California and a BS from Purdue University.

Warren H. Goodrich is a Fixed Income Analyst covering interest rate sensitive companies, including housing and real estate companies, asset backed securities and diversified industrials, and is a Co-Portfolio Manager for Structured Products for Seneca. Mr. Goodrich has served as a Fixed Income Analyst since March 2001. Mr. Goodrich also serves as the Co-Portfolio Manager for the Phoenix-Seneca Equity Income Fund. Prior to joining Seneca, Mr. Goodrich was a research analyst for Barclays Global Investors from October 1999 to February 2001. Mr. Goodrich earned a BA in Economics from Wake Forest University. Mr. Goodrich is also a CFA and a member of Security Analysts of San Francisco.